Exhibit 10.2

BARCLAYS 745 Seventh Avenue New York, New York 10019	JPMORGAN CHASE BANK, N.A. 383 Madison Avenue New York, New York 10179

PERSONAL AND CONFIDENTIAL

August 25, 2016

G-III Apparel Group, LTD.
512 Seventh Avenue
New York, New York 10018
Attention: Wayne Miller, Chief Operating Officer

Project Brand II
$350,000,000 Senior Secured Term Loan Facility
$650,000,000 ABL Facility
Commitment Letter and Fee Letter Joinder

Ladies and Gentlemen:

Reference is made to (a) that certain Commitment Letter, dated July 22, 2016 (together with the exhibits attached thereto, the “Commitment Letter”), among Barclays Bank PLC (together with its affiliates, “Barclays”), JPMorgan Chase Bank, N.A. (“JPMorgan” and, together with Barclays, the “Initial Commitment Parties”) and G-III Apparel Group, LTD. (“G-III” or “you”) and (b) the Fee Letter referred to therein (the “Fee Letter”).

This joinder agreement (this “Joinder Agreement”) constitutes the “customary joinder documentation” contemplated by Section 1 of the Commitment Letter and sets forth the agreement of you and the Initial Commitment Parties regarding the joinder of Bank of America, N.A. (“BANA”), U.S. Bank National Association (“U.S. Bank”), HSBC Bank USA, National Association (“HSBC Bank”), HSBC Securities (USA) Inc. (“HSBC Securities”), Wells Fargo Bank, N.A. (“Wells Fargo Bank”), KeyBank National Association (“KeyBank”) and Capital One, National Association (“Capital One”, and together with BANA, U.S. Bank, HSBC Bank, HSBC Securities, Wells Fargo Bank and KeyBank, the “Additional Commitment Parties” and, together with the Initial Commitment Parties, the “Commitment Parties”) to the Commitment Letter and the Fee Letter to act in the roles specified below and to provide a portion of the commitments under the Commitment Letter and be entitled to a portion of the fees under the Fee Letter. Each of BANA, U.S. Bank, HSBC Bank, HSBC Securities, Wells Fargo Bank, KeyBank and Capital One shall constitute an “Additional Commitment Party” under the Commitment Letter, and all references therein and in the Fee Letter to “we” or “us” shall also constitute references to all Commitment Parties (including the Additional Commitment Parties), and the execution of this Joinder Agreement constitutes the appointment of Additional Commitment Parties referred to in the Commitment Letter. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter or Fee Letter, as applicable.

1.              Appointment. You hereby appoint BANA as a joint lead arranger and joint bookrunner for the ABL Facility and BANA shall constitute an “ABL Facility Arranger” under the Commitment Letter. Additionally, you hereby appoint each of BANA, U.S. Bank, HSBC Securities, Wells Fargo Bank, KeyBank and Capital One to act (and each of BANA, U.S. Bank, HSBC Securities, Wells Fargo Bank, KeyBank and Capital One hereby agrees to act) as a co-syndication agent for the Term Facility and the ABL

Facility.

Each of BANA, U.S. Bank, HSBC Bank, Wells Fargo Bank, KeyBank and Capital One is pleased to commit to provide on a several, but not joint, basis (i) the percentage of the entire principal amount of the Term Facility set forth opposite such Additional Commitment Party’s name on Schedule 1 hereto (and to provide the same percentage (as set forth on Schedule 1 hereto) of any increased amounts to fund any original issue discount or upfront fees required to be funded in connection with the exercise of “Market Flex Provisions” in the Fee Letter) and (ii) the principal amount of the ABL Facility set forth opposite such Additional Commitment Party’s name on Schedule 2 hereto, in each case, subject to the terms and conditions set forth in the Commitment Letter. Each of BANA, U.S. Bank, HSBC Bank, Wells Fargo Bank, KeyBank and Capital One shall constitute an “Initial Lender,” an “Initial Term Lender” (in respect of its commitment under the Term Facility) and an “Initial ABL Lender” (in respect of its commitment under the ABL Facility) under the Commitment Letter and Fee Letter. For the avoidance of doubt, the commitments of Barclays and JPMorgan with respect to each Facility set forth in the Commitment Letter shall be reduced by the amount of commitments of the Additional Commitment Parties in respect of such Facility upon execution of this Joinder Agreement by each of the parties hereto, such that, as of the date of this Joinder Agreement, (i) the percentage of the entire principal amount of the Term Facility representing each of Barclays’ and JPMorgan’s commitment in respect of the Term Facility is as set forth on Schedule 1 hereto (it being understood and agreed that each of Barclays and JPMorgan shall provide the same percentage (as set forth on Schedule 1 hereto) of any increased amounts to fund any original issue discount or upfront fees required to be funded in connection with the exercise of “Market Flex Provisions” in the Fee Letter) and (ii) the principal amount of each of JPMorgan’s and Barclays’ commitment in respect of the ABL Facility is as set forth on Schedule 2 hereto.

The parties hereto agree that, notwithstanding anything to the contrary in the Commitment Letter or Fee Letter, (i) the last sentence of the first paragraph of Section 2 of the Fee Letter is hereby amended and restated to read as follows: “The ABL Commitment Fees will be payable 42% to JPMorgan, 28% to Barclays, 5% to Bank of America, N.A., 5% to U.S. Bank National Association, 5% to HSBC Bank USA, National Association, 5% to Wells Fargo Bank, N.A., 5% to KeyBank National Association and 5% to Capital One, National Association”, (ii) the phrase “The ABL Facility Arrangers holding (or whose affiliates hold) at least 50% in aggregate principal amount of ABL Facility Commitments shall be entitled, at any time prior to the Syndication Date of the ABL Facility, without your consent (but after consultation with you) and so long as such ABL Facility Arrangers reasonably determine” in Section 4 of the Fee Letter is hereby amended and restated to read as follows: “JPMorgan, in its capacity as an ABL Facility Arranger, shall be entitled, at any time prior to the Syndication Date of the ABL Facility, without your consent (but after consultation with you) and so long as JPMorgan, in its capacity as an ABL Facility Arranger, reasonably determines”, (iii) a “Successful Syndication” of the ABL Facility shall be deemed to have occurred when the Commitment Parties, collectively, hold not more than $650.0 million of the ABL Commitments, (iv) the aggregate amount of the Term Facility is hereby decreased to $350.0 million and the aggregate amount of the ABL Facility is hereby increased to $650.0 million, and each reference in the Commitment Letter and Fee Letter to the aggregate amount of each Facility is hereby amended to reflect the applicable revised amount, (v) the proviso in the penultimate sentence of Section 6 of the Commitment Letter is hereby amended to add the following phrase as a new clause (iii) thereto (and to make any related punctuation and grammatical changes as a result thereof): “(iii) Bank of America, N.A. may, without notice to the Company, assign its rights and obligations under this Commitment Letter to any registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date hereof”, (vi) the ABL Facility Term Sheet is hereby amended to amend and restate the first sentence under the heading “Letter of Credit Sub-Facility” to read as follows: “$100.0 million (the “LC Sublimit”) of the ABL Facility will be available to the Borrowers for the purpose of issuing Letters of Credit, and each Initial ABL Lender agrees to be an Issuing Lender (as

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defined below) in a fronting capacity for an amount equal to the LC Sublimit divided by the number of Initial ABL Lenders (such amount, the “Initial ABL Lender LC Amount”); provided that each Initial ABL Lender shall, in its sole discretion and subject to the LC Sublimit, be permitted to increase its Initial ABL Lender LC Amount with the consent of the Company but without the consent of any other party”, (vii) the ABL Facility Term Sheet is hereby amended to change the reference to “$700.0 million” under the heading “Incremental Facilities” therein to “$750.0 million”, (viii) the ABL Facility Term Sheet is hereby amended to change the reference to “$150.0 million” under the heading “Availability” therein to “$250.0 million”, (ix) the ABL Facility Term Sheet is hereby amended to add the proviso “provided that at no time shall the Base Rate or the Adjusted LIBOR Rate be less than zero” to the end of the sentence “There shall be no LIBOR or ABR floors for the ABL Facility” under the heading “Interest Rates” contained therein, (x) the ABL Facility Term Sheet is hereby amended to change the references to “$52.5 million” in the definition of “Cash Dominion Period” (under the heading “Cash Management and Cash Dominion”) to $65.0 million, (xi) the ABL Facility Term Sheet is hereby amended to change the references to “$60.0 million” in the second and third paragraphs under the heading “Affirmative Covenants” to “$75.0 million”, (xii) the ABL Facility Term Sheet is hereby amended to change the reference to “$62.5 million” in the definition of “Payment Conditions” (under the heading “Payment Conditions”) to “$77.5 million”, (xiii) the ABL Facility Term Sheet is hereby amended to change the reference to “$90.0 million” in the definition of “Payment Conditions” (under the heading “Payment Conditions”) to “$112.5 million”, (xiv) the ABL Facility Term Sheet is hereby amended to change the reference to “$80.0 million” in the definition of “Payment Conditions” (under the heading “Payment Conditions”) to “$100.0 million”, (xv) the ABL Facility Term Sheet is hereby amended to change the reference to “$42.5 million” under the heading “ABL Financial Covenant” therein to “$52.5 million”, (xvi) the ABL Facility Term Sheet is hereby amended to add the words “of 1.00:1.00” immediately after the words “and (iv) calculated on a consolidated basis in accordance with GAAP)” in the first sentence under the heading “ABL Financial Covenant” therein and (xvii) paragraph 4 of Exhibit D of the Commitment Letter is hereby amended to insert the phrase “, the Additional Commitment Parties” immediately after the phrase “the Administrative Agents” appearing therein. For the avoidance of doubt, the parties hereto acknowledge and agree that, for purposes of the Term Commitment Fee and the ABL Commitment Fee payable pursuant to Section 1 and Section 2 of the Fee Letter, respectively, the aggregate principal amount of the Term Facility Commitments (as of the Acceptance Date) shall be $350,000,000 and the aggregate principal amount of the ABL Facility Commitments (as of the Acceptance Date) shall be $650,000,000.

The parties hereto acknowledge and agree that (i) the limitations set forth in the last paragraph of Section 1 of the Commitment Letter relating to the appointment of “Additional Commitment Parties” (as defined in the Commitment Letter) shall not restrict the appointment of the Additional Commitment Parties pursuant to this Joinder Agreement, (ii) notwithstanding the last sentence of the last paragraph of Section 1 of the Commitment Letter, none of the Additional Commitment Parties (nor any of their affiliates) shall constitute a Term Facility Arranger or ABL Facility Arranger, other than BANA, in its capacity as an ABL Facility Arranger, (iii) other than as contemplated in this Joinder Agreement, no “Additional Commitment Parties” (as defined in the Commitment Letter) may be appointed unless otherwise agreed to by you and the Arrangers and (iv) as of the date of this Joinder Agreement, “Successful Syndication” of the ABL Facility has been achieved.

2.              Agreement of Additional Commitment Parties to Be Bound; Titles; Etc. Each Additional Commitment Party acknowledges receipt of a copy of the Commitment Letter and the Fee Letter and agrees to be bound by the terms and conditions, subject to all commitments and obligations, and entitled to all of the rights and benefits (including, but not limited to, the titles, compensation and indemnity provisions) of a “Commitment Party” under the Commitment Letter and the Fee Letter (each, as amended by this Joinder Agreement). In addition, BANA, in its capacity as an ABL Facility Arranger, agrees to be bound by the terms and conditions, subject to all commitments and obligations, and entitled to all of the rights and benefits (including, but not limited to, the titles, compensation and indemnity provisions) of an “ABL

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Facility Arranger” under the Commitment Letter and the Fee Letter (each, as amended by this Joinder Agreement). Notwithstanding the foregoing, except as set forth in the immediately preceding sentence, this paragraph will not apply to, and no Additional Commitment Party will have any rights or benefits with respect to, the provisions of the Commitment Letter or the Fee Letter applicable to the Term Administrative Agent, the ABL Administrative Agent, any Term Facility Arranger or any ABL Facility Arranger, in each case in its capacity as such. References in the Commitment Letter and the Fee Letter to the “parties hereto” and similar expressions include each Additional Commitment Party.

It is further understood that, other than as contemplated by the Commitment Letter and the Fee Letter (each, as amended by this Joinder Agreement), and as otherwise agreed to by you and the Arrangers, no other titles may be given, or compensation paid, to lenders in respect of the Facilities. Each Additional Commitment Party shall be entitled to share all or any portion of any fees payable thereunder with any affiliate or any other Lender.

3.              Management of Syndication. The parties hereto acknowledge and agree that the Arrangers (and not any Additional Commitment Party, other than BANA, in its capacity as an ABL Facility Arranger) shall, subject to the terms and conditions set forth in the Commitment Letter, manage all aspects of the syndication.

4.              Miscellaneous. This Joinder Agreement, together with the Commitment Letter and the Fee Letter, sets forth the entire understanding of the parties with respect to the Facilities and supersede any prior written or oral agreements among the parties hereto with respect to the Facilities. Each reference in the Commitment Letter and the Fee Letter to the Commitment Letter and the Fee Letter shall mean and be a reference to the Commitment Letter and Fee Letter as supplemented, modified and amended hereby. Except as set forth in this Joinder Agreement, the terms and conditions of each of the Commitment Letter and the Fee Letter are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto agree that this Joinder Agreement is subject to the assignment provisions of the Commitment Letter, is intended to be solely for the benefit of the parties hereto and is not intended to and does not confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and, to the extent expressly provided in Section 5 of the Commitment Letter, the Indemnified Persons). This Joinder Agreement and, after giving effect hereto, the Commitment Letter (including the Term Sheets) and the Fee Letter, may not be amended or any term or provision thereof waived or modified except by an instrument in writing signed by each Commitment Party and you. This Joinder Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

This Joinder Agreement will be governed by and construed in accordance with the laws of the State of New York. Subject to Section 2 herein, this Joinder Agreement and its contents are subject to the compensation, expense reimbursement, indemnification, jurisdiction, venue, service of process, waiver of jury trial, conflicting interests, absence of fiduciary duty and confidentiality provisions of the Commitment Letter, which shall be incorporated herein, mutatis mutandis, and apply hereto to the same extent as if more fully set forth herein. Each of the parties hereto acknowledge and agree that the commitments under the Commitment Letter (as amended by this Joinder Agreement) and the agreements of the Commitment Parties to provide the services described in the Commitment Letter (as amended by this Joinder Agreement) will automatically (and without further action) terminate upon the Termination Date unless the closing of the Facilities has been consummated on or before such date on the terms and subject to the conditions set forth in the Commitment Letter (as amended by this Joinder Agreement).

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We are pleased to have been given the opportunity to assist you in connection with the financing for the Transactions.

Very truly yours,

Bank of America, N.A.

By:	/s/ Adam Seiden
Name:	Adam Seiden
Title:	SVP

Signature Page to Joinder Agreement

U.S. Bank National Association

By:	/s/ Lynne Ciaccia
Name:	Lynne Ciaccia
Title:	Authorized Officer

Signature Page to Joinder Agreement

HSBC Bank USA, National association

By:	/s/ Ashley Brenner
Name:	Ashley Brenner
Title:	Vice President

HSBC Securities (USA) Inc.

By:	/s/ Nancy M. Del Genio
Name:	Nancy M. Del Genio
Title:	Managing Director

Signature Page to Joinder Agreement

Wells Fargo Bank, N.A., as Initial Term Lender

By:	/s/ Erica Manoff
Name:	Erica Manoff
Title:	Vice President

Wells Fargo Bank, N.A., as Initial ABL Lender

By:	/s/ Sylvia Tran
Name:	Sylvia Tran
Title:	Vice President

Signature Page to Joinder Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ J.E. Fowler
Name:	J.E. Fowler
Title:	Managing Director

Signature Page to Joinder Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Joe A. Sacchetti
Name:	Joe A. Sacchetti
Title:	Director

Signature Page to Joinder Agreement

AGREED TO AND ACCEPTED as of
the date first above written:

G-III APPAREL GROUP, LTD.

By:	/s/ Neal S. Nackman
Name:	Neal S. Nackman
Title:	Chief Financial Officer

Signature Page to Joinder Agreement

BARCLAYS BANK PLC

By:	/s/ Peter Toal
Name:	Peter Toal
Title:	Managing Director

Signature Page to Joinder Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Paul O’Neill
Name:	Paul O’Neill
Title:	SVP

Signature Page to Joinder Agreement

SCHEDULE 1

TERM FACILITY COMMITMENTS

Commitment Party	Percentage
Barclays Bank PLC	42%
JPMorgan Chase Bank, N.A.	28%
Bank of America, N.A.	5%
U.S. Bank National Association	5%
HSBC Bank USA, National Association	5%
Wells Fargo Bank, N.A.	5%
KeyBank National Association	5%
Capital One, National Association	5%
Total	100%

SCHEDULE 2

ABL FACILITY COMMITMENTS

Commitment Party	Commitment
JPMorgan Chase Bank, N.A.	$95,000,000
Barclays Bank PLC	$95,000,000
Bank of America, N.A.	$95,000,000
U.S. Bank National Association	$73,000,000
HSBC Bank USA, National Association	$73,000,000
Wells Fargo Bank, N.A.	$73,000,000
KeyBank National Association	$73,000,000
Capital One, National Association	$73,000,000
Total	$650,000,000